                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Southside Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701





                                 March 20, 2000





Dear Shareholders:


         On Thursday, April 20, 2000, our shareholders will gather at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas to consider several propositions that are important to Southside Bancshares, Inc. (hereinafter the "Corporation" or the "Company") and Southside Bank. The matters to be considered at the meeting include:


         1. Election of four Directors to serve until the 2003 Annual Shareholders' Meeting;

         2. Approval of a charter amendment to increase the authorized Common Stock to 20,000,000 shares, to reduce the par value of the Common Stock and to initiate a two-for-one stock split; and

         3. Transaction of other business that may properly come before the meeting or any adjournments.


         Your attendance and vote are important and you are encouraged to vote by completing the enclosed proxy card and returning it in the envelope provided. Shareholders of record at the close of business on March 15, 2000, are entitled to vote at the meeting.

         Management will also report on operations and other matters affecting the Corporation, as well as respond to your questions. After the meeting, officers and directors will be available to visit with you.


Sincerely yours,



/s/ B. G. HARTLEY

B. G. Hartley
Chairman of the Board

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701



                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 20, 2000


         NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF SHAREHOLDERS OF SOUTHSIDE BANCSHARES, INC. WILL BE HELD AT WILLOW BROOK COUNTRY CLUB, 3205 WEST ERWIN STREET, TYLER, TEXAS, ON APRIL 20, 2000 AT 4:00 P.M., LOCAL TIME, TO CONSIDER AND VOTE UPON THE FOLLOWING MATTERS:


         1. To elect four Directors to serve until the 2003 Annual Shareholders' Meeting;

         2. To consider and vote on a proposed amendment to Article IV of the Articles of Incorporation of the Corporation to increase and change the authorized shares of Common Stock from 6,000,000 shares, par value $2.50 per share, to 20,000,000 shares, par value $1.25 per share, and to effect a two-for-one stock split of the issued shares of Common Stock of the Corporation by changing each issued share of Common Stock, $2.50 par value per share, into two shares of Common Stock, $1.25 par value per share; and

         3. To transact other business that may properly come before the meeting or any adjournments.


         Only shareholders who are registered on the Corporation's books as owners of shares at the close of business on March 15, 2000, are entitled to vote at the meeting.

         Please date, sign, and return the enclosed proxy immediately in the envelope provided. It is important that you sign and return the proxy, even though you actually plan to attend the meeting in person. You may revoke the proxy at any time before the proxy is exercised by giving written notice to the Secretary of the Corporation or by advising the Secretary at the meeting.


                                          By Order of the Board of Directors


                                                  /s/ B. G. HARTLEY
                                        ----------------------------------------
                                                    B. G. Hartley
                                                Chairman of the Board


Tyler, Texas
March 20, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO SOUTHSIDE BANCSHARES, INC. IN THE ENCLOSED ADDRESSED ENVELOPE.

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701




                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 20, 2000



TO OUR SHAREHOLDERS:

This Proxy Statement is being furnished to shareholders of Southside Bancshares, Inc. (the "Corporation") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 20, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments thereof. This Proxy Statement and applicable form of proxy are first being sent to the shareholders of the Corporation on or about March 21, 2000.


                              REVOCABILITY OF PROXY

IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS PROVIDED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO VOTING ON ANY OTHER MATTERS PRESENTED FOR VOTE. ADDITIONALLY, IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED TO APPROVE THE MINUTES OF THE LAST SHAREHOLDERS' MEETING. THIS VOTE WILL NOT AMOUNT TO A RATIFICATION OF THE ACTION TAKEN AT THAT MEETING NOR WILL IT INDICATE APPROVAL OR DISAPPROVAL OF THAT ACTION. YOUR PROXY MAY BE REVOKED BY NOTICE IN WRITING, TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE AT ANY TIME, OR BY ADVISING THE SECRETARY AT THE MEETING THAT YOU WISH TO REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENDANCE AT THE MEETING WILL NOT CONSTITUTE AUTOMATIC REVOCATION OF THE PROXY.


                         PERSONS MAKING THE SOLICITATION

The proxy is being solicited by the Board of Directors. The cost of soliciting your proxy will be borne entirely by the Corporation and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers, and employees of the Corporation.


                      OUTSTANDING SHARES AND VOTING RIGHTS

The close of business on March 15, 2000, has been fixed as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. In the election of four Directors to serve until the 2003 Annual Shareholders' Meeting, the nominees receiving the highest number of votes will be elected. For all other matters a majority of votes cast shall decide each matter submitted to the Shareholders at the meeting except Proposal 2 which requires the affirmative vote of two-thirds of the shares voted at the annual meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum, but will have no effect on the outcome of any of the proposals. At the close of business on March 15, 2000, there were 3,636,515 shares of Common Stock outstanding and eligible to be voted on each matter.

                              CERTAIN SHAREHOLDERS

As of this date, the Corporation knows of no person or entity that is a beneficial owner of more than 5% of the outstanding Common Stock of the Corporation.


                         INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1999 and are serving in such capacity for the current fiscal year. The appointment of independent public accountants is made annually by the Board. The decision of the Board is based on both the audit scope and estimated audit fees. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions of shareholders.


                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)


Three classes of directors, two of which are comprised of three directors and one which is comprised of four directors, for a total of ten (10) directors, constitutes the full Board of Directors. One class of directors is elected each year for a three year term.

The Board of Directors in September 1999, under Article 3.05 of the amended and restated by-laws of Southside Bancshares, Inc., elected Paul W. Powell as a new director to complete Murph Wilson's term expiring with the annual meeting in 2001. In further action, the Board unanimously voted to amend Section 3.02 of the by-laws of the Corporation and set the number of Directors at ten (10). Michael D. Gollob was elected into the class of directors whose term expires at the annual meeting in 2000.

The four nominees identified below are nominees for election at the Annual Meeting for a three-year term expiring at the 2003 Annual Meeting of Shareholders. All of the nominees are currently directors of the Corporation and Southside Bank (a wholly owned subsidiary).

Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by management for directors of the Corporation. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for the substitute nominee(s) selected by the Board of Directors of the Corporation.


-----------------------------------------------------------------------------      ---------- -------------- ----------

                                                                                    INITIAL      SHARES
NOMINEES FOR DIRECTORS -                                                           ELECTION   BENEFICIALLY    PERCENT
TERMS TO EXPIRE AT THE 2003 ANNUAL MEETING                                            TO         OWNED          OF
                                                                                     BOARD     (12-31-99)      CLASS
                                                                                                   (1)
-----------------------------------------------------------------------------      ---------- -------------- ----------
HERBERT C. BUIE (69) - Mr. Buie has been Chief Executive Officer of Tyler          1988        142,457       3.9%
Packing Company, Inc., a meat processing firm since 1972. He serves on the                       (2)
Boards of Directors of the Church of God (School of Theology), the
University of Texas Health Center, the Development Board of Directors of
the University of Texas-Tyler, the East Texas Regional Food Bank, the
Salvation Army, Tyler Economic Development Council, Texas Chest Foundation
and East Texas Communities Foundation.
-----------------------------------------------------------------------------      ---------- -------------- ----------

ROBBIE N. EDMONSON (67) - Mr. Edmonson is Vice Chairman of the Corporation,        1982        44,144        1.2%
having served in that capacity since 1998. He joined Southside Bank                              (2)
as Vice President in 1968 and currently is Vice Chairman of the Board of
Directors of Southside Bank.
-----------------------------------------------------------------------------      ---------- -------------- ----------

W. D. (JOE) NORTON (63) - Mr. Norton has been the owner of W. D. Norton,Inc.,      1988        56,778        1.6%
dba Overhead Door, since 1988. He also owns Norton Equipment Company. Mr. Norton served as President and was a principal shareholder ofNorton Companies of Texas,
Inc. for 25 years. He is a Director of theTyler Area Chamber of Commerce.
-----------------------------------------------------------------------------      ---------- -------------- ----------

-----------------------------------------------------------------------------      ---------- -------------- ----------

                                                                                    INITIAL      SHARES
DIRECTORS CONTINUING UNTIL THE 2003 ANNUAL MEETING -                                ELECTION   BENEFICIALLY   PERCENT
CONTINUED                                                                             TO         OWNED          OF
                                                                                    BOARD      (12-31-99)     CLASS
                                                                                                   (1)
-----------------------------------------------------------------------------      ---------- -------------- ----------
MICHAEL D. GOLLOB (67) Mr. Gollob is a senior officer and founder of the
certified public accounting firm of Gollob, Morgan, Peddy & Co. P.C. He is a       1999        29,301          *
Director of Southside Bank and also serves on the Texas Prepaid Higher Education                 (4)
Tuition Board.
-----------------------------------------------------------------------------      ---------- -------------- ----------
DIRECTORS CONTINUING UNTIL THE 2001 ANNUAL MEETING
-----------------------------------------------------------------------------      ---------- -------------- ----------

FRED E. BOSWORTH (81) - Mr. Bosworth was Chairman of the Board of Bosworth
& Associates,  Inc., an independent  insurance agency,  from 1975, until his       1983        53,953         1.5%
retirement  in November  1997.  He has been  associated  with the  insurance                     (5)
industry in various capacities since 1935.
-----------------------------------------------------------------------------      ---------- -------------- ----------

B. G. HARTLEY (70) - Mr. Hartley became Chairman of the Board of the Corporation
in 1983, having previously served as President. He is also Chairman of the Board   1982        77,687         2.1%
and Chief Executive Officer of Southside Bank, having served as Southside Bank's                 (6)
Chief Executive Officer since its opening in 1960. He is a member of the
American Bankers Association Board of Directors, a member of the Board of
Directors of East Texas Medical Center Regional Healthcare Systems and past
Chairman of Texas Taxpayers and Research Association. He is also a Trustee of the R. W. Fair Foundation. He is Chairman of the Texas Bankers General Agency,
Inc. and a Trustee and a member of the Executive Committee of Texas College.
-----------------------------------------------------------------------------      ---------- -------------- ----------

PAUL W. POWELL (66) - Mr. Powell is a Director of Southside  Bank,  Chairman
of  the  Board  and  Chief  Executive   Officer  of  the  Robert  M.  Rogers       1999         2,725          *
Foundation,  serves on the Board of  Regents  at  Baylor  University  and is                     (7)
Chairman of the Board of Trinity Mother Frances Health System. He was
Chairman and Chief Executive  Officer of the Southern  Baptist Annuity Board
and also was pastor of Green Acres Baptist Church.
-----------------------------------------------------------------------------      ---------- -------------- ----------
DIRECTORS CONTINUING UNTIL THE 2002 ANNUAL MEETING

-----------------------------------------------------------------------------      ---------- -------------- ----------

ROLLINS CALDWELL (78) - Mr. Caldwell is a private investor who served as           1990        33,485          *
President of Caldwell Welding Supply Company for 37 years. He currently is involved in real estate leasing.
-----------------------------------------------------------------------------      ---------- -------------- ----------

SAM DAWSON (52) - Mr. Dawson is President and Secretary of the Corporation,
having  served in that  capacity  since 1998.  He joined  Southside  Bank in       1997        43,438         1.2%
1974 and  currently is President  and Chief  Operating  Officer of Southside                     (8)
Bank.  He is a  Director  of East  Texas  Medical  Center  Hospital,  Cancer
Institute  and ETMC  Rehabilitation  Hospital.  He is also a Director of the
Tyler Area Chamber of Commerce and the Texas Bankers Association.
-----------------------------------------------------------------------------      ---------- -------------- ----------

WILLIAM  SHEEHY  (59) - Mr. Sheehy has been a partner in the law firm of           1983        23,006          *
Wilson, Sheehy, Knowles, Robertson and Cornelius since 1971, and a                               (9)
practicing  attorney  since 1964.  Mr.  Sheehy  serves as  Southside  Bank's outside general counsel.
-----------------------------------------------------------------------------      ---------- -------------- ----------

NAMED EXECUTIVE OFFICERS

-----------------------------------------------------------------------------      ---------- -------------- ----------

JERYL STORY (48) - Mr. Story is a Senior Executive Vice President of Sothside
Bank serving in that capacity since 1996. He joined Southside Bank in 1979 and     N/A         37,011         1.0%
is responsible for all leading functions of the bank.                                            (10)
-----------------------------------------------------------------------------      ---------- -------------- ----------

                                       3




NAMED EXECUTIVE OFFICERS - CONTINUED
-----------------------------------------------------------------------------      ---------- -------------- ----------

LEE  GIBSON  (43)  - Mr.  Gibson  is an  Executive  Vice  President  of  the          N/A        21,059          *
Corporation  and Southside Bank serving in those  capacities  since 1990. He                      (11)
joined  Southside  Bank in 1984 and is the Chief  Financial  Officer  of the
bank and is responsible for management of the bank's investment portfolio.
-----------------------------------------------------------------------------      ---------- -------------- ----------


ALL DIRECTORS,  NOMINEES AND EXECUTIVE  OFFICERS OF THE  CORPORATION AND ITS
SUBSIDIARY AS A GROUP (12 PERSONS).                                                              565,044       15.5%
----------------


*  LESS THAN 1%

1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares set forth opposite his name.

2) Mr. Buie has sole voting and investment power with respect to 138,617 shares owned individually. Also included in the total are 2,111 shares owned by Mr. Buie's wife, Melvina Buie, and 884 shares owned by Mrs. Buie as Trustee for Herbert Rex Buie and 845 shares owned by Mrs. Buie as Trustee for Robin J. Buie. Mr. Buie disclaims beneficial ownership of these 3,840 shares.

3) Mr. Edmonson holds sole voting and investment power with respect to 13,181 shares and holds voting power, but not investment power, with respect to 3,599 shares, owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 27,364 shares subject to incentive stock options that are exercisable within 60 days of the Record Date.

4) Mr. Gollob holds sole voting and investment power with respect to 23,128 shares owned individually. Mr. Gollob also owns 5,931 shares in an individual retirement account and holds sole voting and investment power. His wife, Laverne Gollob, has 242 shares in a individual retirement account and Mr. Gollob disclaims beneficial interest in these shares.

5) Mr. Bosworth owns 26,977 shares, individually, and holds a life estate in 26,976 shares.

6) Mr. Hartley has sole voting and investment power with respect to 34,153 shares and is Trustee for Patrick Hartley with sole voting and investment power with respect to 4,635 shares. He also holds sole voting power, but not investment power, with respect to 4,721 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 6,171 shares owned by Mr. Hartley's wife, Billie Boyd Hartley, of which Mr. Hartley disclaims all beneficial interest and 28,007 shares subject to incentive stock options that are exercisable within 60 days of the Record Date.

7) Mr. Powell has sole voting and investment power on 1,690 shares owned individually. Also included in this total are 1,035 shares held as Paul or Cathy Powell Agency in which he shares joint voting and investment power with his wife, Cathy Powell.

8) Mr. Dawson holds sole voting and investment power with respect to 15,698 shares and holds sole voting power, but not investment power, with respect to 2,535 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 24,542 shares subject to incentive stock options that are exercisable within 60 days of the Record Date. Mr. Dawson's wife, Kay Dawson, owns 663 shares, of which he disclaims all beneficial interest, but are included in the total.

9) Mr. Sheehy has sole voting and investment power with respect to 19,122 shares owned individually. Mr. Sheehy owns 3,884 shares in an individual retirement account and holds sole voting and investment power.

10) Mr. Jeryl Story, Senior Executive Vice President of Southside Bank, owns 3,150 shares and holds sole voting and investment power for these shares. In addition he holds joint voting and investment power with his wife, Kathlyn C. Story, with respect to 168 shares and sole voting, but not investment power, with respect to 2,584 shares owned in the Corporation's ESOP plan, in which he is 100% vested. Also included in the total are 31,109 shares subject to incentive stock options that are exercisable within 60 days of the Record Date.

11) Lee Gibson, Executive Vice President of the Corporation and of Southside Bank, holds sole voting power, but not investment power, with respect to 2,313 shares owned in the Corporation's ESOP plan, in which he is 100% vested. In addition he holds 10 shares as Lee R. Gibson, Custodian for Natalie Diane Gibson and 100 shares as Southwest Securities/Lee R. Gibson for Natalie Diane Gibson and disclaims all beneficial interest in these 110 shares. Also included in the total are 18,636 shares subject to incentive stock options that are exercisable within 60 days of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                    BOARD MEETINGS, COMMITTEES AND ATTENDANCE


The Board of Directors of the Corporation met eight times during the fiscal year. All directors were present for at least 75% of the meetings of the Board and committees on which they served. Each director of the Corporation also serves as a director of Southside Bank.

The Board of Directors of the Corporation has only two standing committees (the Incentive Stock Option Committee and the Audit Committee), but its wholly owned subsidiary, Southside Bank, has several standing committees to assist the Boards of Directors of Southside Bank and the Corporation in the discharge of their respective responsibilities. The committees and the purpose and composition of these committees with respect to persons who are directors of the Corporation and Southside Bank are as follows:


EXECUTIVE COMMITTEE OF SOUTHSIDE BANK

The Executive Committee is authorized to act on behalf of the Board of Directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations. The committee is comprised of Messrs. Bosworth, Buie, Caldwell, Gollob, Norton, Powell and Sheehy, who are directors of Southside Bank and directors of the Corporation, but are not officers or employees of either Southside Bank or of the Corporation. Also serving are Messrs. Hartley, Edmonson, and Dawson who are directors and officers of the Corporation and Southside Bank. Mr. Story is an officer and director of Southside Bank and Mr. Gibson is an officer of the Corporation and Southside Bank and is a director of Southside Bank. The Executive Committee of Southside Bank meets weekly to discharge its responsibilities and met 52 times in 1999.

In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank. It is their responsibility to monitor credit quality and review extensions of credit. The Loan/Discount Committee of Southside Bank meets weekly and met 52 times in 1999.


TRUST COMMITTEE OF SOUTHSIDE BANK

The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department. Messrs. Bosworth, Edmonson, Gollob, Hartley and Dawson, directors of the Corporation and Southside Bank, serve on this committee. Mr. Richard Babb is a director of Southside Bank and serves as a member of the Trust Committee. Titus Jones and Kathy Hayden, officers of Southside Bank, also serve on this committee. Messrs. Babb, Bosworth and Gollob are not officers or employees of the Corporation or Southside Bank. The Trust Committee meets monthly and met twelve times in 1999.


AUDIT-COMPLIANCE AND ELECTRONIC DATA PROCESSING COMMITTEE OF SOUTHSIDE BANK

The Audit-Compliance and Electronic Data Processing Committee of Southside Bank is responsible for monitoring the internal audit functions, internal accounting procedures and controls and for ensuring compliance with all appropriate statutes. The Audit-Compliance and Electronic Data Processing Committee is comprised solely of directors of Southside Bank who are not officers or employees. Those directors are Messrs. Alton Cade, Jr., Michael Gollob, James R. Hicks and W. H. Hudson (honorary). The Audit-Compliance and Electronic Data Processing Committee of Southside Bank meets monthly and met twelve times in 1999.


INVESTMENT/ASSET-LIABILITY COMMITTEE OF SOUTHSIDE BANK

The Investment/Asset-Liability Committee is responsible for reviewing Southside Bank's overall funding mix, asset-liability management policies and investment policies. The members of the Committee are Messrs. Buie, Norton and Powell who are directors of the Corporation and Southside Bank, and Hoyt N. Berryman, Jr. who is a director of Southside Bank.

None of the foregoing individuals are officers or employees of the Corporation or Southside Bank. Messrs. Hartley, Edmonson, Dawson, Gibson and Story serve on the committee with George Hall, Titus Jones, Lonny Uzzell and Andy Wall, each an officer of Southside Bank. The Investment/Asset-Liability Committee met eleven times in 1999.


INCENTIVE STOCK OPTION COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Incentive Stock Option Committee is primarily responsible for administering the Southside Bancshares, Inc. 1993 Incentive Stock Option Plan. The Incentive Stock Option Committee consists solely of non-employee directors of the Corporation and includes Messrs. Bosworth, Buie and Norton. The committee met once in June 1999 at which time stock options were approved and granted.


AUDIT COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Audit Committee of Southside Bancshares, Inc. is responsible for monitoring the internal audit functions, internal accounting procedures and controls, reviewing the annual audit of the external auditor and ensuring compliance with all appropriate statutes. The committee is comprised solely of outside directors of Southside Bancshares, Inc. who are not officers or employees of the Corporation or Southside Bank. The committee consists of Herbert C. Buie, Michael Gollob and W. D. (Joe) Norton. The committee met eleven times in 1999.



                              DIRECTOR COMPENSATION

The Corporation does not compensate its directors for committee service. Each director is paid according to the compensation schedule of Southside Bank. Officers of Southside Bank, who are also directors of Southside Bank, are paid for the scheduled directors' meeting, the Annual Shareholders' Meeting and the Annual Director Retainer.

The current director compensation schedule for Southside Bank is as follows:


                    Director (monthly)                                     $500 per meeting
                    ------------------------------------------------ -----------------------
                    Executive (weekly)                                     $200 per meeting
                    ------------------------------------------------ -----------------------
                    Trust (monthly)                                        $ 50 per meeting
                    ------------------------------------------------ -----------------------
                    Bank Audit and Compliance (monthly)                    $ 50 per meeting
                    ------------------------------------------------ -----------------------
                    Holding company Audit and Compliance (monthly)         $ 50 per meeting
                    ------------------------------------------------ -----------------------
                    Investment/Asset-Liability (monthly)                   $ 50 per meeting
                    ------------------------------------------------ -----------------------
                    Annual Director Retainer                               $500 per year
                    ------------------------------------------------ -----------------------
                    Annual Shareholder Meeting                             $500 per meeting
                    ------------------------------------------------ -----------------------

                             EXECUTIVE COMPENSATION

The following information is furnished for the last three fiscal years ended December 31, with respect to the chief executive officer and the four (4) highest paid officers receiving at least $100,000 in compensation. The corporation does not pay its executive officers a salary, therefore, this information relates to compensation paid by Southside Bank. The named executive officers have not received awards of restricted stock or securities underlying stock options or stock appreciation rights or payouts under long term incentive plans during 1999, 1998 or 1997.

                           SUMMARY COMPENSATION TABLE



                                                              ANNUAL COMPENSATION
                                                   -------------------------------------------
                                                                                   * OTHER       ALL OTHER
         NAME AND PRINCIPAL POSITION     YEAR         SALARY           BONUS         ANNUAL    COMPENSATIONS
                                                        (1)                          COMPEN-     ($)(3)(4)
                                                                                     SATION         (5)
         ---------------------------- ------------ -------------- ---------------- ----------- --------------
         B. G. HARTLEY -                 1999        $200,000         $70,000       $7,000        $53,978
         Chairman of the Board of        1998         200,000          60,000        7,000         54,952
         the Corporation; Chairman       1997         200,000          35,000        5,700         59,825
         of the Board and Chief
         Executive Officer of
         Southside Bank
         ---------------------------- ------------ -------------- ---------------- ----------- --------------


                                                               ANNUAL COMPENSATION
                                                   -------------------------------------------
                                                                                    * OTHER      ALL OTHER
             NAME AND PRINCIPAL          YEAR          SALARY           BONUS        ANNUAL    COMPENSATIONS
                  POSITION                                               (1)         COMPEN-      ($)(3)(4)
                                                                                     SATION         (5)
         ---------------------------- ------------ -------------- ---------------- ----------- --------------
         SAM DAWSON - President and      1999        $140,000          $  52,500    $  7,000      $       0
         Secretary of the                1998         125,000             40,625       7,000              0
         Corporation; President and      1997         110,000             13,750       5,700              0
         Chief Operating Officer of
         Southside Bank

         ---------------------------- ------------ -------------- ---------------- ----------- --------------
         JERYL STORY -                   1999        $125,000          $  50,625    $  7,000      $       0
         Senior Executive Vice           1998         115,000             39,375       7,000              0
         President of Southside Bank     1997         105,000             13,125       5,700              0

         ---------------------------- ------------ -------------- ---------------- ----------- --------------
         LEE GIBSON, CPA -               1999        $120,000          $  50,000    $  7,000      $       0
         Executive Vice President        1998         110,000             38,750       7,000              0
         of the Corporation;             1997         100,000             12,500       5,700              0
         Executive Vice President
         of Southside Bank

         ---------------------------- ------------ -------------- ---------------- ----------- --------------
         PETER BOYD -                    1999        $ 92,000          $  26,500         N/A      $       0
         Executive President of          1998             N/A                N/A         N/A              0
         Southside Bank                  1997             N/A                N/A         N/A              0

         ---------------------------- ------------ -------------- ---------------- ----------- --------------
         RANDY HENDRIX - Senior          1999        $ 92,000          $  26,500         N/A      $       0
         Vice President of               1998          80,000             25,000         N/A              0
         Southside Bank                  1997          73,396              9,127         N/A              0

         ---------------------------- ------------ -------------- ---------------- ----------- --------------

* Each executive officer who is also a director of Southside Bank received director fees from the bank in 1999, 1998 and 1997 of $7,000, $7,000, and $5,700 respectively. ESOP contributions comprise the remaining amount.

1) Includes amounts deferred at the officer's election pursuant to the Company's 401(k) plan.
2)       The Company did not grant any SARs in fiscal 1999.
3)       Includes amounts paid under the Company's Retirement Benefit
         Restoration Plan.
4) Excludes any benefits paid out of the Company's Long-Term Disability Income Plan.
5) Southside Bank has a deferred compensation agreement with certain executive officers that provides for payment of an amount over a maximum period of fifteen years. If the officer leaves the bank's employ or is terminated with good cause by the Board of Directors of Southside Bank, no benefits are payable under the plan, unless change of control provisions are triggered. If a change of control does occur the definition of "good reason" changes, under certain conditions, to the same as retirement and benefits are effectuated immediately. The deferred compensation agreements are as follows: Mr. Hartley - $332,000 payable at inception; $800,000 payable over 15 years; Mr. Dawson - $500,000 payable over 10 years; and Mr. Story and Mr. Gibson each $400,000 payable over 10 years. The present value of the future benefits assuming a discount rate of 6.75% is as follows: B. G. Hartley $846,000; Sam Dawson $51,000; Jeryl Story $28,000, and Lee Gibson $18,000.


REPORT ON EXECUTIVE COMPENSATION

GENERAL

The purpose of this report is to provide insight into the practice and philosophy of the Board of Directors in establishing the compensation for the Executive Officers of Southside Bank and to elaborate on the relationship between corporate performance and executive compensation. All monetary compensation for Executive Officers of the Corporation and

Southside Bank is paid solely by Southside Bank. Since neither the Corporation nor Southside Bank has a formal compensation committee, the Executive Committee of Southside Bank is responsible for executive compensation recommendations. The recommendations are presented to the Board of Directors of Southside Bank for final approval.

During 1999, Management and the Executive Committee kept abreast of current executive compensation issues, trends and levels as a result of financial industry contacts and peer group information. The Chief Executive Officer, B. G. Hartley, initially developed and presented executive compensation recommendations to the Executive Committee with respect to all Executive Officers. Salaries were approved in January and bonuses were approved in June and December. The Executive Committee acted upon the recommendations and then recommended approval of the full Board of Directors of Southside Bank. After a review and discussion by the Board of Directors, the compensation package for all Executive Officers was acted upon.

In determining the proper levels of executive compensation, the Executive Committee considered the financial health of the Corporation and Southside Bank. As a result, executive compensation was affected by the financial performance of the Corporation and Southside Bank, although specific correlation to financial performance was not established either for a group or an individual and in the final analysis salaries were a subjective determination of the Board of Directors.

The total return on the Corporation's Common Stock was not a major factor in determining executive compensation. In May 1998, the Corporation's common stock was listed on the Nasdaq National Market under the symbol SBSI. Since that date the Corporation's stock has had several market makers that provided additional liquidity for the shareholders, but the stock is thinly traded and trades at discounted multiples relative to the bank market nationwide. As a result, the Board of Directors did not use the Corporation's stock performance as a major ingredient in determining the CEO's performance level or compensation in 1999.


CHIEF EXECUTIVE OFFICER COMPENSATION

The Company's Board of Directors considered the factors mentioned above, primarily the financial well-being of the Corporation and peer group compensation trends, in determining the compensation of the Chief Executive Officer in 1999. Following an analysis of marketplace data and a subjective assessment of the Chief Executive Officer's contribution to the Corporation, the Executive Committee recommended, and the Board of Directors of Southside Bank approved, the annual salary and bonus of the Chief Executive Officer. This report should provide insight into the decision making process regarding executive officer compensation. It is the intent of the Board of Directors of the Corporation and of Southside Bank that executive compensation be commensurate with the executive officer's level of responsibility and contribution in operating a sound and profitable financial institution.



                BOARD OF DIRECTORS OF SOUTHSIDE BANCSHARES, INC.



                FRED E. BOSWORTH                      MICHAEL D. GOLLOB

                 HERBERT C. BUIE                        B. G. HARTLEY

                ROLLINS CALDWELL                         JOE NORTON

                   SAM DAWSON                          PAUL W. POWELL

               ROBBIE N. EDMONSON                      WILLIAM SHEEHY

                    COMPARATIVE OF FIVE YEAR TOTAL RETURN FOR
                        THE YEAR ENDED DECEMBER 31, 1999
















                                              1995         1996         1997         1998           1999
        --------------------------------- ------------ ------------ ----------- -------------- --------------
        Southside Bancshares, Inc.           $100         $130         $131         $144           $137
        --------------------------------- ------------ ------------ ----------- -------------- --------------
        Dow Jones Banks                      $100         $141         $210         $228           $200
        --------------------------------- ------------ ------------ ----------- -------------- --------------
        Regional Banks South                 $100         $139         $206         $231           $165
        --------------------------------- ------------ ------------ ----------- -------------- --------------


                        1993 INCENTIVE STOCK OPTION PLAN

The purpose of the following table is to report grants of stock options to the Executive Officers named in the Summary Compensation Table during 1998. No stock appreciation rights have been granted. Stock options were granted in 1993, 1995, 1996, 1997, 1998 and 1999 under the 1993 Incentive Stock Option Plan. None were granted in 1994.

===============================================================================
                       OPTION GRANTS IN LAST FISCAL YEAR
===============================================================================






                                                                                                POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                                                                              APPRECIATION FOR OPTION
                                     INDIVIDUAL GRANTS                                                TERM (1)
-------------------------------------------------------------------------------------------- ---------------------------
                                             PERCENT OF
           NAME               OPTIONS       TOTAL OPTIONS      EXERCISE OR     EXPIRATION       AT 5%         AT 10%
                              GRANTED          GRANTED          BASE PRICE        DATE          ANNUAL        ANNUAL
                                           TO EMPLOYEES IN        ($/SH)                        GROWTH        GROWTH
                                             FISCAL YEAR           (2)

--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

B. G. HARTLEY                  7,875            10.49             $16.79        06-10-09       $83,160       $210,735
--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

SAM DAWSON                     7,875            10.49             $16.79        06-10-09       $83,160       $210,735
--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

JERYL STORY                    7,875            10.49             $16.79        06-10-09       $83,160       $210,735
--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

LEE GIBSON                     7,875            10.49             $16.79        06-10-09       $83,160       $210,735
--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

PETER BOYD                     4,200             5.59             $16.79        06-10-09       $44,352       $112,392
--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

RANDY HENDRIX                  2,625             3.50             $16.79        06-10-09       $27,720       $ 70,245
--------------------------- ------------ -------------------- --------------- -------------- ------------- -------------

1) The dollar amounts under these columns are the result of calculations at 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future price appreciation of the Corporation's stock.

2) One-fifth of the options vest annually beginning in 2000. The options are scheduled to expire in June, 2009. Each option agreement governing that option provides that upon the dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a sale or conveyance of all or substantially all of its assets, or a transaction or series of related transactions in which another corporation makes a tender offer or exchange offer for or becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Corporation, the optionee may exercise the option at any time prior to the termination of the option without regard to the extent that option would have been exercisable under the cumulative installment provisions of his or her option agreement.

         The following table discloses for each of the Executive Officers named in the Summary Compensation Table the values of their options at December 31, 1999.



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                                             OPTIONS AT DECEMBER 31, 1999            DECEMBER 31,
                                                                                                         1999
                                                                                                         (1)
                                                             ----------------------------- ---------------------------------

             NAME               SHARES           VALUE       EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                             ACQUIRED ON     REALIZED (2)
                             EXERCISE (#)
     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

     B. G. HARTLEY                   0         $      0         25,576         20,122        $209,891         $69,683
     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

     SAM DAWSON                 10,500         $132,460         22,111         20,122        $166,682         $69,683
     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

     JERYL STORY                 3,150         $ 34,160         28,678         19,775        $250,799         $68,701
     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

     LEE GIBSON                  5,488         $ 57,342         16,205         19,776        $103,056         $68,710
     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

     PETER BOYD                      0         $      0              0          4,200        $      0         $ 5,754

     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

     RANDY HENDRIX                   0         $      0          1,977          8,214        $  3,442         $10,803
     ---------------------- --------------- ---------------- -------------- -------------- ------------- -------------------

1) Based on $18.16 per share of Common Stock, which was the fair market value of a share of Common Stock on December 31, 1999.
2) The "value realized"--represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised, without tax considerations.



                         DEFINED BENEFIT RETIREMENT PLAN

The Corporation has a retirement plan for eligible employees of the Corporation and Southside Bank that is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974, the entire cost of which is provided by Corporation contributions. Compensation covered by the plan includes all cash and cash equivalent forms including bonus reported for federal income tax purposes [including compensation deferred under IRC 401(K)].

The years of credited service under the plan as of December 31, 1999, for each person named in the current compensation table are as follows: B. G. Hartley - 39 years (39 years at age 70); Sam Dawson - 25 years (38 years at age 65); Jeryl Story - 20 years (37 years at age 65), Lee Gibson - 15 years (37 years at age
65), Peter Boyd - 0 years (20 years at age 65) and Randy Hendrix - 14 years (29 years at age 65).

The following table shows the anticipated annual benefit, computed on a ten-year certain and life basis, payable upon the normal retirement as of December 31, 1999, of a vested Executive Officer of the Corporation at age 65 after 15, 20, 25, 30, or 35 years of credited service at specified annual compensation levels.




          FINAL 60 MONTHS AVERAGE                       YEARS OF CREDITED SERVICE AT RETIREMENT
                                         ------------ -------------- -------------- ------------- -------------
            ANNUAL COMPENSATION                15            20             25             30            35
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                  $100,000                   $35,851        $47,801        $54,751       $61,701       $68,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   125,000                    45,601         60,801         69,751        78,701        87,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   150,000                    55,351         73,801         84,751        95,701       106,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   175,000                    65,101         86,801         99,751       112,701       125,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   200,000                    74,851         99,801        114,751       129,701       144,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   225,000                    84,601        112,801        129,751       146,701       163,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   250,000                    94,351        125,801        144,751       163,701       182,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------
                   300,000                   113,851        151,801        174,751       197,701       220,652
    ------------------------------------ ------------ -------------- -------------- ------------- -------------


NOTE: Benefits under the employer's qualified plan, Retirement Plan for Subsidiaries of Southside Bancshares, Inc., are subject to the maximum annual benefit limitation during 2000 under Section 415 of the Internal Revenue Code
(IRC) of $135,000. In addition, compensation that can be considered by the plan is limited during 2000 to $170,000, as provided by Section 401(a)(17) of the IRC. These IRC limitations are subject to annual cost-of-living adjustments. The employer has adopted a non-qualified plan which pays to the employee any amounts restricted by the IRC. Hence, the benefits shown represent the total amount the employee would receive from both plans and are not subject to any deduction for social security benefits or other offset amounts. In accordance with the provisions in the defined benefit plan, which is available to all employees age 65 that choose to continue employment, Mr. Hartley received benefits earned under the plan in 1999 of $152,035.


              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

Certain of the executive officers and directors of the Corporation (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business. All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Corporation and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present unfavorable features. The Corporation expects similar transactions to occur with its executive officers and directors as well as directors and officers of Southside Bank.

The law firm of Wilson, Sheehy, Knowles, Robertson and Cornelius, of which Director William Sheehy is a partner, has provided legal services to the Corporation and Southside Bank for many years and continues to do so during the current fiscal year. The Corporation and Southside Bank paid the law firm $149,878 for services rendered in calendar year 1999 some of which was reimbursed by bank customers.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation believes its Executive Officers and Directors have complied with all applicable Section 16(a) of the Securities Exchange Act of 1934 filing requirements on a timely basis.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Corporation does not have a Compensation Committee. In addition, the Corporation did not pay any compensation to its Executive Officers during 1999 (see "Executive Compensation"). The compensation of the Executive Officers of Southside Bank is determined by the Executive Committee of Southside Bank and the Board of Directors of Southside Bank, which is comprised of all of the directors of the Corporation, including Messrs. Hartley and Dawson (who are each Executive Officers of Southside Bank and the Corporation).

For information concerning transactions by the Corporation and Southside Bank with certain members of the Executive Committee of Southside Bank, please see "Transactions with Directors, Officers and Associates."



           PROPOSED AMENDMENT TO AUTHORIZE ADDITIONAL SHARES OF COMMON
                   STOCK AND EFFECT A TWO-FOR-ONE STOCK SPLIT

                                  (PROPOSAL 2)

GENERAL

The Board of Directors has proposed the amendment of Article IV of the Articles of Incorporation of the Corporation to increase the number of authorized shares of Common Stock from 6,000,000 to 20,000,000 shares and to decrease the par value of each issued and outstanding share from $2.50 to $1.25 per share. The full text of Article IV, as proposed, is set forth below:

                                   ARTICLE IV
                     Simultaneously with the effective date of these Articles of Amendment (the "Effective Date"), each issued and outstanding share of Common Stock of the Corporation shall be and hereby is divided and reclassified as two shares of issued and outstanding Common Stock of the Corporation. The Corporation shall issue one share of Common Stock, $1.25 par value per share for each share of Common Stock, $2.50 par value per share held by the shareholders of record at the close of business on the Effective Date. The Corporation is authorized to issue one class of capital stock to be designated Common Stock. The aggregate number of shares which the Corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock, $1.25 par value per share.

If the proposed amendment is approved and the Articles of Incorporation amended, the authorized shares of Common Stock of the Corporation will be changed into and increased to 20,000,000 shares of Common Stock, par value of $1.25 per share, and each issued share of Common Stock, $2.50 par value per share, including all issued shares then held in the treasury of the Corporation, will be split into two shares of Common Stock, $1.25 par value per share. No change will be made to the amount of capital of the Corporation with respect to its issued shares.

Certificates representing issued shares of Common Stock, $2.50 par value per share, will not have to be surrendered but will represent the same number of shares of Common Stock as is stated on the respective certificate with a par value $1.25 per share. Each shareholder of record at the time the amendment to the Articles of Incorporation of the Corporation becomes effective will be entitled to receive one share of Common Stock, $1.25 par value per share, for each share of Common Stock, $2.50 par value per share, held by such shareholders of record at the close of business on the date the amendment becomes effective. The Corporation anticipates that stock certificates or stock ownership statements will be distributed to shareholders shortly after the amendment becomes effective (presently expected to be on or about May 20, 2000). If shareholders desire a physical stock certificate, the transfer agent will provide such certificate upon request.

The Board of Directors believes that the proposed amendment is advisable in order to make shares of Common Stock available, as needed, to meet potential equity financing requirements of the Corporation, for use in connection with possible acquisition of other businesses, stock dividends and other corporate purposes. The Corporation has no present arrangements, commitments, plans or intentions with respect to the sale or issuance of any additional shares of Common Stock (except in the ordinary course of business in connection with any future Dividend Reinvestment Plan). The two-for-one stock split also could have the effect of increasing somewhat the brokerage commissions in the sale of shares in broker/dealer transactions. If the proposed amendment is authorized, the additional shares of Common Stock would be available for issuance at the Board's discretion without the accompanying delay and the expense involved in further action by shareholders, except as required by applicable laws or regulations. Shareholders presently do not have preemptive or preferential right to receive or acquire any new shares issued by the Corporation. The additional authorized shares of Common Stock could be issued to make any attempt to change control of the Corporation more difficult if the Board were to determine that such an attempt was not in the best interest of the Corporation. For example, additional shares of Common Stock could be sold in private placement transactions to persons, groups or entities who are considered by the Board to support the Board's careful deliberation of any proposal in the best interest of the Corporation and all shareholders as a group, thereby diluting the voting strength of any person or entity seeking to obtain control of the Corporation. Issuance of additional shares of Common Stock would also have the effect of diluting the percentage voting power of existing shareholders and, depending on the consideration for which the shares were issued, could dilute earnings per share.

Each additional share of Common Stock authorized by the proposed amendment would have the same rights and privileges as each share of Common Stock currently authorized or outstanding.

Approval of this amendment and stock split would increase the authorized and issued shares of Common Stock as of February 28, 2000 from 3,899,166 shares, par value $2.50 per share, to 7,798,332 shares, par value $1.25 per share.

Approval of the amendment by shareholders requires the affirmative vote of two-thirds of the shares voted at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK CONTAINED IN THE PROPOSED AMENDMENT TO ARTICLE IV OF THE ARTICLES OF INCORPORATION OF THE CORPORATION AND THE TWO-FOR-ONE STOCK SPLIT, AS DESCRIBED ABOVE.



                          ANNUAL REPORT TO SHAREHOLDERS

The Corporation's Annual Report on Form 10-K, as integrated into the Annual Report to Shareholders for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. The Annual Report does not constitute outside solicitation materials. With regard to Proposal 2 concerning the increase in authorized shares of Common Stock and decrease in the par value per share of Common Stock contained in the proposed amendment to Article IV of the Articles of Incorporation of the Corporation and the two-for-one stock split, as described above, the Financial Statements appearing on pages 43 to 74 of the Form 10-K including the selected quarterly financial data contained in the notes thereto, the section entitled Management's Discussion and Analysis of Financial Condition and Results of Operations appearing on pages 24 to 38 of the Form 10-K and the section entitled Quantitative and Qualitative Disclosures About Market appearing on pages 33 to 36 of the Form 10-K are incorporated herein by reference. Additional copies of Form 10-K are available at no expense and exhibits to the Form 10-K are available for a copying expense, to any shareholder upon written request addressed to the Secretary of the Corporation, Post Office Box 8444, Tyler, Texas 75711.


                             SHAREHOLDER'S PROPOSALS

Any shareholder wishing to have a proposal considered for inclusion in the Board of Directors' proxy solicitation materials for the 2001 Annual Meeting must, in addition to other applicable requirements, set forth their proposal in writing and file it with the Secretary of the Corporation on or before January 28, 2001. The Board of Directors will review any proposals received by that date and will determine whether applicable requirements have been met for including the proposal in the 2001 proxy solicitation materials. Any shareholder wishing to have a proposal considered for the 2001 Annual Meeting, but who does not submit the proposal for inclusion in the Board of Directors' proxy, must submit the proposal as set forth above on or before February 9, 2001. If the proposal is not received by that date, the persons named as proxies in the proxy solicitation materials will use their discretion in voting the proxies when those matters are raised at the meeting.

                                     GENERAL

The Board of Directors knows of no other business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, his shares of Common Stock will be voted in accordance with the specification so made.






                                                          /s/  B. G. HARTLEY
                                                       -------------------------
                                                             B. G. Hartley
                                                         CHAIRMAN OF THE BOARD


Tyler, Texas
March 20, 2000

--------------------------------------------------------------------------------

PROXY                         SOUTHSIDE BANCSHARES, INC.

    The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Southside Bancshares, Inc. (the "Corporation") to be held at Willow Brook Country Club, 3205 West Erwin, Tyler, Texas, on April 20, 2000 at 4:00 p.m., local time, and the Proxy Statement in connection therewith, and (b) Fred E. Bosworth, B.G. Hartley and Paul W. Powell and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

    ELECTION OF FOUR DIRECTOR NOMINEES                   [ ]  FOR nominees
listed below except as marked to the contrary below
    TO SERVE UNTIL THE 2003 ANNUAL MEETING               [ ]  WITHHOLD AUTHORITY
                                                              by writing
                                                              nominee's name in
                                                              space below

                                        ----------------------------------------
                                        Herbert C. Buie, Robbie N. Edmonson,
                                                              W.D. (Joe) Norton
                                                              and
                                        Michael D. Gollob

    Approval of a charter amendment to increase the authorized but unissued Common Stock to 20,000,000 shares, to reduce the par value of the Common Stock and to initiate a two-for-one stock split.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

    APPROVAL OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

    If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

    THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

                          (continued on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

                                                  Dated:

-------------------------------------------------------------------------------,
                                                  2000

                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                   (Signature if held jointly)

                                                  Please date the proxy and sign
                                                  your name exactly as it
                                                  appears hereon. Where there is
                                                  more than one owner, each
                                                  should sign. When signing as
                                                  an attorney, administrator,
                                                  executor, guardian or trustee,
                                                  please add your title as such.
                                                  If executed by a corporation,
                                                  the proxy should be signed by
                                                  a duly authorized officer.
                                                  Please sign the proxy and
                                                  return it promptly whether or
                                                  not you expect to attend the
                                                  meeting. You may nevertheless
                                                  vote in person if you do
                                                  attend.

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